Accounts receivable, prepaids and other	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Accounts receivable, prepaids and other	Accounts receivable, prepaids and other

	2020	2019
	$	$

Supplier advances	5,208	13,768
Due from associate (Note 7)	—	14,441
Prepaid expenses	4,903	2,221
Current portion of derivative instruments	3,252	—
Other receivables	7,943	7,460
	21,306	37,890

During the quarter ended March 31, 2020, the Company agreed to extend the term of the deferred consideration due from its associate, Calibre, by six months to April 15, 2021 (the consideration was discounted, see Note 7). On October 15, 2020, Calibre repaid the $16 million deferred consideration ahead of the revised schedule.